                                                                  Exhibit 10.1.2

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT


         THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (this "Agreement") is made as of the 24th day of March, 2000, by and among


         AAi.FOSTERGRANT, INC. (formerly known as Accessories Associates, Inc.), a corporation organized and existing under the laws of the State of Rhode Island (the "Borrower");


         FOSTER GRANT GROUP, L.P., a limited partnership organized under the laws of the State of Delaware ("Foster Grant") and FANTASMA, LLC, a limited liability company organized under the laws of the State of Delaware ("Fantasma");


         F.G.G. INVESTMENTS, INC., a corporation organized and existing under the laws of the State of Delaware, THE BONNEAU COMPANY, a corporation organized and existing under the laws of the State of Texas, BONNEAU HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware, BONNEAU GENERAL, INC., a corporation organized and existing under the laws of the State of Delaware, FOSTER GRANT HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware, and O-RAY HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporate Guarantors"; the Corporate Guarantors together with Foster Grant and Fantasma, the "Guarantors"; and the Guarantors together with the Borrower, the "Obligors");


         BANK OF AMERICA, N.A., a national banking association ("Bank of America"), formerly NationsBank, N.A., and each other financial institution which is party to the Financing Agreement (as that term is defined below) from time to time (collectively, the "Lenders" and individually, a "Lender"); and


         BANK OF AMERICA, N.A., a national banking association (the "Agent"), formerly NationsBank, N.A., in its capacity as both collateral and administrative agent for each of the Lenders.


                                    RECITALS

         A. The Borrower, the Guarantors, the Lenders and the Agent entered into a Second Amended and Restated Financing and Security Agreement dated July 21, 1998 (as amended by that certain First Amendment to Second Amended and Restated Financing and Security Agreement dated as of May 7, 1999 and as further amended, restated, modified, substituted, extended, and renewed from time to time, the "Financing Agreement.") The Financing Agreement provides for some of the agreements between the Borrower, the Guarantors, the Lenders and the Agent with respect to the "Loans" (as defined in the Financing Agreement), including the Revolving Credit Facility (as that term is defined in the Financing Agreement) in an amount not to exceed $60,000,000 and the Letter of Credit Facility which is part of the Revolving Credit Facility.


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         B. The Borrower has requested that the Agent and Lenders waive certain financial covenant violations and amend certain financial covenants.

         C. The Agent and Lenders are willing to agree to the Borrower's request on the condition, among others, that this Agreement be executed.


                                   AGREEMENTS


         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrower, Lenders and Agent agree as follows:

         1. The Obligors, the Lenders and the Agent agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

         2. The Obligors, the Lenders and Agent agree that on the date hereof the aggregate outstanding principal balance under the Revolving Credit Note (subject to change for returned items and other adjustments made in the ordinary course of business) as of the close of the business day of March 23, 2000 is $__________.

         3. Each of The Borrower, Foster Grant and Fantasma represents and warrants to the Lenders and Agent as follows:

               (a) The Borrower is a corporation duly organized, and validly existing and in good standing under the laws of the state in which it was organized and is duly qualified to do business as a foreign corporation in good standing in every other state wherein the conduct of its business or the ownership of its property requires such qualification.

               (b) Foster Grant is a limited partnership duly organized, validly existing and in good standing under the laws of the state in which it was organized and is duly qualified to do business as a foreign limited partnership in every other state wherein the conduct of its business or the ownership of its property requires such qualification.

               (c) Fantasma is a limited liability company duly organized, validly existing and in good standing under the laws of the state in which it was organized and is duly qualified to do business as a foreign limited partnership in every other state wherein the conduct of its business or the ownership of its property requires such qualification.

               (d) Each of the Borrower, Foster Grant and Fantasma has the power and authority to execute and deliver this Agreement and perform its obligations hereunder and has taken all necessary and appropriate corporate, partnership or limited liability company action, as applicable, to authorize the execution, delivery and performance of this Agreement.

               (e) The Financing Agreement, as amended by this Agreement, and each of the other Financing Documents remains in full force and effect, and each constitutes the valid and


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legally binding obligation of the Borrower, Foster Grant and Fantasma, enforceable in accordance with its terms.

               (f) All of the Borrower's, Foster Grant's and Fantasma's representations and warranties contained in the Financing Agreement and the other Financing Documents are true and correct on and as of the date of the Borrower's, Foster Grant's and Fantasma's execution of this Agreement.

               (g) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Documents which has not been waived in writing by the Lenders and Agent.

         4. As a condition to the Agent's and Lenders' agreement to enter into this Agreement and to grant the waivers granted herein, the Borrower hereby agrees to pay to the Lender a fee in the amount of $150,000, which fee shall be due at the time this Agreement is executed and is fully earned and non-refundable upon payment.

         5. As a condition to the Agent's and Lenders' agreement to enter into this Agreement and to grant the waivers granted herein, the Borrower hereby acknowledges that it has warranted to the Agent and the Lenders that on or before March 31, 2000 the Borrower shall be in compliance with all reporting requirements under Sections 6.1.1(a) through and including (h) of the Financing Agreement. Without implying any limitation on the rights and remedies that the Agent and the Lenders may have, if that warranty is breached on March 31, 2000 or any future reporting period, the Agent requires that the Borrowing Base Reports reflect accounts receivable balances updated on a weekly basis from that point forward.

         6. The Financing Agreement is hereby amended as follows:

               (a) The definition of "EBITDA" is hereby deleted in its entirety and the following is substituted in its place:


                         "EBITDA" means for any period, the Consolidated Net
                Income of the Borrower and its Subsidiaries for such period after all expenses except depreciation, interest, amortization, taxes and, for the fiscal year 2000 only, executive severance expenses not to exceed the aggregate amount of $2,500,000.

               (b) The definition of "Fixed Charges" is hereby deleted in its entirety and the following is substituted in its place:


                         "Fixed Charges" means for any period of determination
                thereof, the sum of (a) scheduled or required payments (including, without limitation, principal and interest) on all Indebtedness for Borrowed Money of the Borrower and its Subsidiaries, plus (b) Capital Expenditures made in cash (and Permitted Acquisitions to the extent not included in Capital Expenditures) of the Borrower and its Subsidiaries, (c) plus cash payments of taxes, plus (d) without duplication, dividends, distributions, and repurchases, redemptions and other transactions regarding equity paid to


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                shareholders including, without limitation, Permitted Affiliate
                Distributions, other than Permitted Affiliate Distributions made by one Borrower to another Borrower.

               (c) Section 2.3.1(d) is hereby deleted in its entirety and the following is substituted in its place:

                                    (d) Changes in the Applicable Margin shall
                  be made not more frequently than quarterly based on the Borrower's Pricing Ratio, determined by the Agent in the exercise of its sole and absolute discretion from the monthly reports for months that are also the end of a fiscal quarter required by Section 6.1.1(c) (Monthly Statements and Certificates) (the first such determination shall be made based on the Borrower's financial statements for the last Business Day of the Borrower's fiscal quarter ending closest to March 31, 2000) and shall be effective as of the first day of the first month after the month in which the Agent receives such statements. The Applicable Margin (expressed as basis points) shall vary depending upon the Borrower's Pricing Ratio, as follows:


                                          Applicable Margin for              Applicable Margin for
             Pricing Ratio                LIBOR Revolving Loans            Base Rate Revolving Loans
             -------------                ---------------------            -------------------------
             Greater than 1.00 to 1.00            275                                 100
             but less than or equal to
             1.05 to 1.00
             ----------------------------------------------------------------------------------------
             Greater than 1.05 to 1.00            250                                  75
             but less than or equal to
             1.10 to 1.00
             ----------------------------------------------------------------------------------------
             Greater than 1.10 to 1.00            225                                  50
             but less than or equal to
             1.15 to 1.00
             ----------------------------------------------------------------------------------------
             Greater than 1.15 to 1.00            200                                  25
             but less than or equal to
             1.60 to 1.00
             ----------------------------------------------------------------------------------------
             Greater than 1.60 to 1.00            175                                   0
             ----------------------------------------------------------------------------------------

               (d) Section 2.4.3(a) is hereby deleted in its entirety and the following is substituted in its place:

                              (a) Eighteen Thousand Dollars ($18,000), plus



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               (e) Section 6.1.13(a) is hereby deleted in its entirety and the following is substituted in its place:


                              (a) Fixed Charge Coverage Ratio. The Borrower and
               its Subsidiaries on a consolidated basis will maintain a Fixed Charge Coverage Ratio, tested on the last Business Day of each of the Borrower's fiscal quarters beginning on the last Business Day of the fiscal quarter ending closest to March 31, 2000, (i) for the fiscal year-to-date for the periods ending closest to March 31, 2000, June 30, 2000, and September 30, 2000, and (ii)
               thereafter, for the four (4) quarter period ending on such date, of not less than the following:


                    Fiscal Quarter Ending Closest To:                     Ratio
                    ---------------------------------                     -----
                    March 31, 2000 through and including December 31,     1.00 to 1.00
                    2000
                    ------------------------------------------------------------------------------
                    March 31, 2001 through and including December 31,     1.10 to 1.00
                    2001
                    ------------------------------------------------------------------------------
                    March 31, 2002 through and including December 31,     1.20 to 1.00
                    2002
                    ------------------------------------------------------------------------------
                    March 31, 2003 and thereafter                         1.35 to 1.00
                    ------------------------------------------------------------------------------

               (f) Section 6.1.13(b) is hereby deleted in its entirety and the following is substituted in its place:


                              (b) Leverage Ratio. The Borrower and its
               Subsidiaries on a consolidated basis will maintain a ratio of Funded Debt to EBITDA, tested on the last Business Day of each of the Borrower's fiscal quarters beginning on the last Business Day of the fiscal quarter ending closest to March 31, 2000, (i) for the fiscal year-to-date (based upon annualized year-to-date EBITDA) for the periods ending closest to March 31, 2000, June 30, 2000 and September 30, 2000 and (ii) thereafter, for the four
               (4) quarter period ending on such date, so that it is not more than the following:





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
             Fiscal Quarter Ending Closest To:                      Ratio
             ---------------------------------                      -----
             March 31, 2000                                         7.20 to 1.00
             ----------------------------------------------------------------------------
             June 30, 2000                                          4.60 to 1.00
             ----------------------------------------------------------------------------
             September 30, 2000                                     4.50 to 1.00
             ----------------------------------------------------------------------------
             December 31, 2000                                      4.20 to 1.00
             ----------------------------------------------------------------------------
             March 31, 2001 through and including December 31,      3.70 to 1.00
             2001
             ----------------------------------------------------------------------------
             March 31, 2002 through and including December 31,      3.30 to 1.00
             2002
             ----------------------------------------------------------------------------
             March 31, 2003 and thereafter                          2.90 to 1.00
             ----------------------------------------------------------------------------

               (g) Section 6.1.13(c), is hereby deleted in its entirety and the following is substituted in its place:


                              (c) EBITDA. The Borrower and its Subsidiaries on a
               consolidated basis will maintain EBITDA, tested on the last Business Day of each of the Borrower's fiscal quarters beginning on the last Business Day of the fiscal quarter ending closest to March 31, 2000, (i) for the fiscal year-to-date for the periods ending closest to March 31, 2000, June 30, 2000 and September 30, 2000 and (ii) thereafter, for the four (4) quarter period ending on such date, of not less than the following:






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
              Fiscal Quarter Ending Closest To:                              Amount
              ---------------------------------                              ------
              March 31, 2000                                                 $ 3,500,000
              ---------------------------------------------------------------------------------
              June 30, 2000                                                  $10,600,000
              ---------------------------------------------------------------------------------
              September 30, 2000                                             $15,400,000
              ---------------------------------------------------------------------------------
              December 31, 2000                                              $20,300,000
              ---------------------------------------------------------------------------------
              March 31, 2001 through and including December 31, 2001         $22,400,000
              ---------------------------------------------------------------------------------
              March 31, 2002 through and including December 31, 2002         $24,600,000
              ---------------------------------------------------------------------------------
              March 31, 2003 and thereafter                                  $27,100,000
              ---------------------------------------------------------------------------------

               (h) Section 6.2.7 is hereby deleted in its entirety and the following is substituted in its place:

         6.2.7 Capital Expenditures.


         The Borrower, Foster Grant and Fantasma will not, directly or indirectly (by way of the acquisition of the securities of a Person or otherwise), make any Capital Expenditures (excluding, however, any Buybacks otherwise included as a Capital Expenditure) in the aggregate for the Borrower, Foster Grant and Fantasma (taken as a whole) in any fiscal year exceeding $10,000,000, except the purchase and sale/leaseback of the Headquarters Property, provided that the prior written consent of the Agent and Lenders is obtained pursuant to Section 6.2.17 (Sale and Leaseback), which consent may be conditioned upon the specific application of proceeds.


               (i) Section 6.2.17 is hereby deleted in its entirety and the following is substituted in its place:


         6.2.17 Sale and Leaseback.


         In the event the Borrower, Foster Grant or Fantasma seek to directly or indirectly enter into any arrangement to sell or transfer all or any substantial part of its fixed assets and thereupon or thereafter rent or lease the assets so sold or transferred, the prior written consent of the Agent and Lenders shall be obtained, which consent may be conditioned upon the specific application of proceeds.


         7. On the condition that the Borrower agrees by signing below that no Permitted Senior Subordinated Note Purchases shall be made unless and until the Lenders and Agent


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consent, the Lenders and the Agent hereby waive defaults under the following provisions of the Financing Agreement which through the period stated, existed under the Obligations; provided, however that this Paragraph shall not be deemed to waive any defaults under the following provisions after the period stated, or any other defaults arising out of non-compliance by the Borrower with the Financing Agreement, whether or not the events, facts or circumstances giving rise to such non-compliance existed on or prior to the date hereof:


                  Section                            Default
                  -------                            -------
                  6.1.13(a)                          As of February 28, 2000


                  6.1.13(b)                          As of February 28, 2000


                  6.1.13(c)                          As of February 28, 2000


         8. The Obligors, as applicable, hereby issue, ratify and confirm the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. The Obligors agree that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.


         9. The Obligors acknowledge and warrant that the Agent and Lenders have acted in good faith and have conducted in a commercially reasonable manner their relationships with the Obligors in connection with this Agreement and generally in connection with the Financing Agreement and the Obligations, the Obligors hereby waiving and releasing any claims to the contrary.


         10. The Obligors shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Agent and Lenders and their counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Agent's counsel and all recording fees, taxes and charges.


         11. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and taken together shall constitute but one and the same instrument. The parties agree that their respective signatures may be delivered by facsimile. Any party who chooses to deliver its signature by facsimile agrees to provide a counterpart of this Agreement with its inked signature promptly to each other party.








                       SIGNATURES BEGIN ON FOLLOWING PAGE



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         IN WITNESS WHEREOF, the Borrower, the Guarantors, the Lenders and Agent
have executed this Agreement under seal as of the date and year first written above.

WITNESS                               AAi.FOSTERGRANT, INC. (formerly known as
                                      Accessories, Associates, Inc.)


                                      By:
----------------------------             ---------------------------(SEAL)
                                         Mark Kost
                                         Chief Financial Officer


WITNESS:                               FOSTER GRANT GROUP, L.P.
                                       By:      Bonneau General, Inc.
                                                General Partner


                                       By:
----------------------------             ---------------------------(SEAL)
                                         Mark Kost
                                         Chief Financial Officer


WITNESS:                                             FANTASMA, LLC


                                       By:
----------------------------             ---------------------------(SEAL)
                                          Mark Kost
                                          Chief Financial Officer


WITNESS:                                             F.G.G. INVESTMENTS, INC.


                                       By:
----------------------------             ---------------------------(SEAL)
                                          Mark Kost
                                          Chief Financial Officer

WITNESS:                                             THE BONNEAU COMPANY


                                       By:
----------------------------             ---------------------------(SEAL)
                                          Mark Kost
                                          Chief Financial Officer



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WITNESS:                               BONNEAU GENERAL, INC.


                                       By:
----------------------------             ---------------------------(SEAL)

                                         Mark Kost
                                         Chief Financial Officer


WITNESS:                               BONNEAU HOLDINGS, INC.


                                       By:
----------------------------             ---------------------------(SEAL)
                                          Mark Kost
                                          Chief Financial Officer


WITNESS:                               FOSTER GRANT HOLDINGS, INC.


                                       By:
----------------------------             ---------------------------(SEAL)
                                          Mark Kost
                                          Chief Financial Officer


WITNESS:                               O-RAY HOLDINGS, INC.


                                       By:
----------------------------             ---------------------------(SEAL)
                                          Mark Kost
                                          Chief Financial Officer


WITNESS:                                BANK OF AMERICA, N.A.


                                       By:
----------------------------             ---------------------------(SEAL)
                                          Gary W. Bartlett
                                          Vice President


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WITNESS:                                BANK OF AMERICA, N.A.
                                        in its capacity as a Lender


                                       By:
----------------------------             ---------------------------(SEAL)
                                          Gary W. Bartlett
                                          Vice President


WITNESS:                               LASALLE BUSINESS CREDIT, INC.

                                       By:
----------------------------             ---------------------------(SEAL)
                                           Name:
                                           Title:


WITNESS:                               PNC BUSINESS CREDIT


                                       By:
----------------------------             ---------------------------(SEAL)
                                           Name:
                                           Title:





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